UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2024

SIGNING DAY SPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41863	87-2792157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8355 East Hartford Rd., Suite 100, Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

(480) 220-6814
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SGN	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in the Current Report on Form 8-K filed on July 24, 2024 (the “Prior Form 8-K”) by Signing Day Sports, Inc., a Delaware corporation (the “Company”), on July 23, 2024, the Company, entered into a Consulting Agreement (the “Adams Consulting Agreement”), dated as of July 23, 2024, with Clayton Adams (“Adams”). The Adams Consulting Agreement provided that Adams will provide certain consulting services to the Company on mergers, acquisitions, financing sources, public company and governance matters, building market awareness, and other duties as may reasonably be requested by the Company. In consideration for these services, the Company granted Adams 127,826 shares of common stock (the “Plan Shares”) under the Signing Day Sports, Inc. 2022 Equity Incentive Plan (as amended, the “Plan”). In addition, the Consulting Agreement provided that the Company will grant Adams 668,841 shares of common stock (the “Adams Deferred Shares”), as a private placement not subject to the terms of the Plan, under a separate Non-Plan Restricted Stock Award Agreement entered into between the Company and Adams on July 23, 2024, dated as of July 23, 2024 (the “Adams Deferred Award Agreement”), within one (1) business day of the date of the later of the authorization of the grant of the Adams Deferred Shares by (i) the NYSE American LLC (the “NYSE American”) and (ii) the board of directors of the Company (the “Board”) or the Compensation Committee of the Board (the “Compensation Committee”). The Compensation Committee approved the grants of the Plan Shares and the Adams Deferred Shares on July 22, 2024.

On July 25, 2024, the Company entered into Amendment No. 1 to Consulting Agreement with Adams, dated July 25, 2024 (the “Adams Consulting Agreement Amendment”). The Adams Consulting Agreement Amendment amended the Adams Consulting Agreement to provide that the Company will grant Birddog Capital, LLC, a Nebraska limited liability company (“Birddog Capital”), an entity beneficially owned by Adams, 668,841 shares of common stock (the “Birddog Deferred Shares”), as a private placement not subject to the terms of the Plan, under a separate Non-Plan Restricted Stock Award Agreement between the Company and Birddog Capital, dated as of July 25, 2024 (the “Birddog Deferred Award Agreement”), within one (1) business day of the date of the later of the authorization of the grant of the Birddog Deferred Shares by (i) the NYSE American and (ii) the Board or the Compensation Committee. The Compensation Committee approved the grant of the Birddog Deferred Shares on July 25, 2024. The Birddog Deferred Award Agreement provides certain registration rights with respect to the Birddog Deferred Shares and also provides that the grant of the Birddog Deferred Shares is subject to authorization by the NYSE American. Pursuant to the terms of the Adams Consulting Agreement Amendment, the Company will not grant the Adams Deferred Shares.

The Adams Consulting Agreement Amendment and the Birddog Deferred Award Agreement are filed as Exhibit 10.1 and Exhibit 10.2 to this report, respectively, and the description above is qualified in its entirety by reference to the full text of such exhibits.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

The Birddog Deferred Shares are being offered and sold to Birddog Capital by the Company in a transaction that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D thereunder.

As previously reported in the Prior Form 8-K, on July 23, 2024, the Company entered into a subscription agreement, dated as of July 23, 2024, with Adams (the “Adams Subscription Agreement”). The Adams Subscription Agreement provided for the payment of $100,000 by Adams to the Company and the issuance of a pre-funded warrant to purchase 333,333 shares of common stock of the Company at an exercise price of $0.01 per share (the “Adams Warrant”).

Under the Company’s engagement letter agreement, dated August 9, 2021, as amended (the “Boustead Engagement Letter”), with Boustead Securities, LLC, a registered broker-dealer (“Boustead”), and the Underwriting Agreement between the Company and Boustead, dated as of November 13, 2023, Boustead was required to be paid certain compensation as the Company’s placement agent in connection with the transaction described above. Pursuant to the Boustead Engagement Letter, the Company was required to pay Boustead a cash fee equal to 7% of the gross proceeds from this transaction, and a non-accountable expense allowance of cash equal to 1% of the gross proceeds from this transaction. Boustead has deferred its rights to such cash compensation with respect to this transaction. In addition, pursuant to the Boustead Engagement Letter, on July 25, 2024, the Company issued a placement agent warrant to Boustead for the purchase of 23,333 shares of common stock, equal to 7% of the number of the shares of common stock that may be issued upon exercise of the Adams Warrant, at an exercise price of $0.30 per share (the “July 2024 Placement Agent Warrant”). The July 2024 Placement Agent Warrant will become exercisable on the date that the NYSE American authorizes the issuance of shares pursuant to exercise of the July 2024 Placement Agent Warrant with respect to the number of shares authorized for such issuance, or the date that the Company is no longer listed on the NYSE American. The July 2024 Placement Agent Warrant will be exercisable for a period of five years from the date of issuance, contains cashless exercise provisions, and may have certain registration rights.

The July 2024 Placement Agent Warrant was issued and sold, and the shares of common stock that may be issued by the Company to the holder of this security are being offered and sold, by the Company in a transaction that is exempt from the registration requirements of the Securities Act, in reliance on Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D thereunder.

The July 2024 Placement Agent Warrant is filed as Exhibit 4.1 to this report, and the description above is qualified in its entirety by reference to the full text of such exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Warrant to Purchase Common Stock issued to Boustead Securities, LLC, dated as of July 25, 2024
10.1	Amendment No. 1 to Consulting Agreement, dated as of July 25, 2024, between Signing Day Sports, Inc. and Clayton Adams
10.2	Non-Plan Restricted Stock Award Agreement, dated as of July 25, 2024, between Signing Day Sports, Inc. and Birddog Capital, LLC
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2024	SIGNING DAY SPORTS, INC.

/s/ Daniel D. Nelson
	Name:	Daniel D. Nelson
	Title:	Chief Executive Officer

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